DraftKings Reports Fourth Quarter Revenue of $473 Million; Increases 2022 Revenue Guidance to $1.85 Billion to $2.0 Billion; Introduces 2022 Adjusted EBITDA Guidance

Better Than Expected Results with 47% YoY Revenue Increase in Q4 2021 that beat guidance by 8%

Boston, MA – February 18, 2022— DraftKings Inc. (Nasdaq: DKNG) (“DraftKings” or the “Company”) today reported fourth quarter and full-year 2021 financial results.

Fourth Quarter and Full-Year 2021 Highlights

For the three months ended December 31, 2021, DraftKings reported revenue of $473 million, an increase of 47% compared to $322 million during the same period in 2020. Fourth quarter 2021 revenue exceeded the guidance previously provided by the Company during its third quarter earnings conference call on November 5, 2021 by 8%. After giving pro forma effect to the business combination with SBTech (Global) Limited (“SBTech”) and Diamond Eagle Acquisition Corp. which was completed on April 23, 2020, as if it had occurred on January 1, 2019, revenue for the year ended December 31, 2021 grew 101% compared to the year ended December 31, 2020.

“DraftKings’ strong fourth quarter performance exceeded our expectations on the top and bottom line,” said Jason Robins, DraftKings’ co-founder, Chief Executive Officer and Chairman of the Board. “Our excellent quarter capped off a year in which five of our states were Contribution Profit positive, further demonstrating the effectiveness of our state playbook and supporting our positive view of the industry’s TAM. We enter 2022 positioned to grow our market share, further optimize our user experience and continue to strengthen our multi-product suite of offerings.”

Jason Park, DraftKings’ Chief Financial Officer, added, “We grew revenue 47% year-over-year to $473 million in the fourth quarter despite lower-than-expected hold in October primarily due to NFL game outcomes. Our key performance indicators reflected excellent player retention, acquisition and cross-selling in the quarter, as Monthly Unique Payers increased by 32% and Average Revenue Per Monthly Unique Payer grew by 19%. We are increasing the midpoint of our 2022 revenue guidance to $1.93 billion given new state launches and strong underlying performance trends and introducing guidance for Adjusted EBITDA of negative $825 million to $925 million.”

Continued Healthy Growth in Player Retention, Acquisition and Engagement

•Monthly Unique Payers (“MUPs”) for our B2C segment increased 32% compared to the fourth quarter of 2020. On average, 2 million monthly unique paying customers engaged with DraftKings during each month of the fourth quarter. The increase reflects strong unique payer retention and acquisition across our Sportsbook and iGaming product offerings as well as the expansion of our Sportsbook and iGaming product offerings into new states.

•Average Revenue per MUP (“ARPMUP”) was $77 in the fourth quarter of 2021 representing a 19% increase versus the same period in 2020. Our ARPMUP benefitted from continued mix shift into our Sportsbook and iGaming product offerings and cross selling our customers into more products.

Increasing Midpoint of 2022 Revenue Guidance and Introducing 2022 Adjusted EBITDA Guidance

•DraftKings is raising its fiscal year 2022 revenue guidance from a range of $1.7 billion to $1.9 billion to a range of $1.85 billion to $2.0 billion which equates to year-over-year growth of 43% to 54% and a 7% increase compared to the midpoint of our previous revenue guidance.

•DraftKings is also introducing fiscal year 2022 Adjusted EBITDA guidance. The Company expects its Adjusted EBITDA loss in 2022 to be between $825 million and $925 million.

•DraftKings’ 2022 revenue and Adjusted EBITDA guidance reflects the launch of mobile sports betting in New York and Louisiana in January of 2022 and our demonstrated ability to engage users and acquire customers efficiently. The guidance does not include the impact of any new state launches after February 18th, 2022.

•DraftKings expects to be Contribution Profit positive for fiscal year 2022 across all states where we are currently live including New York and Louisiana.

•In addition, assuming we had not launched any additional states after December 31, 2021, we expect that we would have generated positive Adjusted EBITDA in the fourth quarter of 2022.

•Based on all of the states where DraftKings is currently live and if legalization trends remain consistent with prior years (which has been approximately 7% to 9% mobile sports betting legalization per year and 3% to 4% iGaming legalization per year), the Company would expect to generate positive Adjusted EBITDA in the fourth quarter of 2023.

•Detailed financial data and other information is available in DraftKings’ Annual Report on Form 10-K, which will be filed with the Securities and Exchange Commission (the “SEC”), as well as in a slide presentation that can be accessed through the “Investors” section of the Company’s website at investors.draftkings.com.

Expanded Mobile Sports Betting and iGaming Footprint

•Following successful launches in New York and Louisiana, DraftKings is now live with mobile sports betting in 17 states that collectively represent approximately 36% of the U.S. population.

•DraftKings is also live with iGaming in 5 states, representing approximately 11% of the U.S. population.

•In 2022, 10 state legislatures have introduced legislation to legalize mobile sports betting and 8 state legislatures have introduced legislation either to expand their existing sports betting frameworks, create referendums regarding sports betting legislation or to increase in-person sports betting opportunities. In addition, 3 states have introduced iGaming legislation and 3 states have introduced online poker legislation.

•Three of the U.S. jurisdictions where DraftKings has the potential opportunity to participate via a market access agreement or direct license – Maryland, Puerto Rico and Ohio - have authorized mobile sports betting. These three jurisdictions represent approximately 7% of the U.S. population and bring the percentage of the population where DraftKings expects to offer legalized mobile sports betting to approximately 43%.

Product Expansion and Innovation and Rewards Program

•In the fourth quarter, DraftKings launched parlay and same game parlay insurance promotion capabilities, allowing bettors to win something even if they lose legs within their parlay bet, while supporting growth in the Company’s mix of mobile sports betting handle coming from parlays.

•In November, the Company launched college basketball and NHL same game parlays, expanding the offering beyond the NFL, college football and the NBA.

•We also invested in our in-play offering and in-play experience by introducing a new front-end user interface for Flash Bet, an immersive live betting experience where users can follow what’s happening in-game and access “flash” markets, which refer to the next occurrence that will happen in a game. Markets supported by this functionality include Next Play Result, Drive Result and Drive Yardage for the NFL and Next Team to Score and Type of Score for the NBA.

•DraftKings Social, an industry-first innovation to create an integrated social community that allows fans to interact with each other within a peer-to-peer environment, is now live across our Sportsbook and DFS apps and helping to drive further customer engagement.

•In November, DraftKings launched its most comprehensive loyalty program, Dynasty Rewards, which is available across all DraftKings consumer products, in all jurisdictions, and includes exclusive opportunities brought about by strategic league and partner deals.

Commitment to Responsible Gaming

•DraftKings announced a multi-year financial commitment to assist the 35 state problem gaming councils across the country in providing critical funding which will support the work of local nonprofit organizations. As part of the new initiative, entitled The State Council Funding Program, DraftKings has offered each state council $15,000 per year for three years, a total overall commitment of $1,575,000 over the span of the three-year program.

•DraftKings also announced that the International Center for Responsible Gaming (the “ICRG”) has awarded its three-year research grant for the Fund to Support Research on Sports Wagering (the “Fund”) to researchers at Bowling Green State University in Ohio. DraftKings’ financial contribution allowed the ICRG to proceed with a competitive request for applications from researchers around the world interested in pursuing groundbreaking research on problem gaming. With this funding, the researchers will be able to study problem gaming prevalence as well as risk specific to sports betting on a national scale.

Webcast and Conference Call Details

DraftKings will host a conference call and audio webcast today at 8:30 a.m. EST, during which management will discuss the Company’s results for the quarter and provide commentary on business performance. A question and answer session will follow the prepared remarks.

The conference call may be accessed by dialing (833) 644-0686 for domestic callers or (918) 922-6762 for international callers. Once connected with the operator, please provide the conference ID of 4084568.

A live audio webcast of the earnings conference call will be available on the Company’s website at investors.draftkings.com, along with a copy of this press release, the Company’s Form 10-K filing, and a slide presentation. The audio webcast and accompanying presentation will be available on the Company’s investor relations website until 11:59 p.m. EST on March 14, 2022.

Non-GAAP Financial Measures

This press release includes Contribution Profit and Adjusted EBITDA, which are non-GAAP performance measures that we use to supplement our results presented in accordance with U.S. GAAP. We believe Contribution Profit and Adjusted EBITDA are useful in evaluating our operating performance, similar to measures reported by our publicly-listed U.S. competitors, and regularly used by security analysts, institutional investors and other interested parties in analyzing operating performance and prospects. Contribution Profit and Adjusted EBITDA are not intended to be substitutes for any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.

We define and calculate Contribution Profit as gross profit less external marketing expenses. We define and calculate Adjusted EBITDA as net loss before the impact of interest income or expense, income tax expense or benefit, depreciation and amortization, and further adjusted for the following items: stock-based compensation, transaction-related costs, non-core litigation, settlement and related costs, non-recurring advocacy and other related legal expenses, remeasurement of warrant liabilities, and certain other non-recurring, non-cash or non-core items.

We include these non-GAAP financial measures because they are used by management to evaluate our core operating performance and trends and to make strategic decisions regarding the allocation of capital and new investments. Adjusted EBITDA excludes certain expenses that are required in accordance with U.S. GAAP because they are non-recurring items (for example, in the case of transaction-related costs and advocacy and other related legal expenses), non-cash expenditures (for example, in the case of depreciation, amortization, remeasurement of warrant liabilities and stock-based compensation), or are not related to our underlying business performance (for example, in the case of interest income and expense and litigation settlement and related costs).

Information reconciling forward-looking Contribution Profit and Adjusted EBITDA to U.S. GAAP financial measures is unavailable to DraftKings without unreasonable effort. DraftKings is not able to provide reconciliations of Contribution Profit and Adjusted EBITDA to U.S. GAAP financial measures because certain items required for such reconciliations are outside of DraftKings’ control and/or cannot be reasonably predicted. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flow, prepared in accordance with U.S. GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort. DraftKings provides a range for its Adjusted EBITDA forecast that it believes will be achieved, however it cannot accurately predict all the components of the Adjusted EBITDA calculation. DraftKings provides a Contribution Profit and an Adjusted EBITDA forecast because it believes that Contribution Profit and Adjusted EBITDA, when viewed with DraftKings’ results under U.S. GAAP, provides useful information for the reasons noted above. However, Contribution Profit and Adjusted EBITDA is not a measure of financial performance or liquidity under U.S. GAAP and, accordingly, should not be considered as an alternative to net income or cash flow from operating activities as an indicator of operating performance or liquidity.

About DraftKings

DraftKings Inc. is a digital sports entertainment and gaming company created to fuel the competitive spirit of sports fans with products that range across daily fantasy, regulated gaming and digital media. Headquartered in Boston, and launched in 2012 by Jason Robins, Matt Kalish and Paul Liberman, DraftKings is the only U.S.-based vertically integrated sports betting operator. DraftKings is a multi-channel provider of sports betting and gaming technologies, powering sports and gaming entertainment for operators in 17 countries. DraftKings’ Sportsbook is live with mobile and/or retail betting operations in the United States pursuant to regulations in Arizona, Colorado, Connecticut, Illinois, Indiana, Iowa, Louisiana, Michigan, Mississippi, New Hampshire, New Jersey, New York, Oregon, Pennsylvania, Tennessee, Virginia, West Virginia, and Wyoming. DraftKings’ daily fantasy sports product is available in 6 countries internationally with 15 distinct sports categories. DraftKings is both an official daily fantasy and sports betting partner of the NFL, NBA, MLB, NHL, PGA TOUR and UFC as well as an official daily fantasy partner of NASCAR. Launched in August 2021, DraftKings Marketplace is a digital collectibles ecosystem designed for mainstream accessibility that offers curated NFT drops and supports secondary-market transactions. DraftKings also owns Vegas Sports Information Network, Inc. (VSiN), a multi-platform broadcast and content company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding guidance, our future results of operations or financial condition, our strategic plans and focus, user growth and engagement, product initiatives, the objectives of management for future operations, and the impact of COVID-19 on our business and the economy as a whole, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “propose,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends, including the ongoing COVID-19 pandemic, that we believe may affect our business, financial condition, results of operations, and prospects. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside DraftKings’ control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to, DraftKings’ ability to manage growth; DraftKings’ ability to execute its business plan and meet its projections; potential litigation involving DraftKings; changes in applicable laws or regulations, particularly with respect to gaming; general economic and market conditions impacting demand for DraftKings’ products and services; economic and market conditions in the media / entertainment / gaming / software industry in the markets in which DraftKings’ operates; the potential adverse effects of the COVID-19 pandemic on capital markets, general economic conditions, unemployment and DraftKings’ liquidity, operations and personnel, as well as the risks, uncertainties, and other factors described in “Risk Factors” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that we make from time to time with the SEC. The forward-looking statements contained herein are based on management’s current expectations and beliefs and speak only as of the date hereof, and DraftKings makes no commitment to update or publicly release any revisions to forward-looking statements in order to reflect new information or subsequent events, circumstances or changes in expectations.

Contacts

Media:

Media@draftkings.com

@DraftKingsNews

Investors:

Investors@draftkings.com